UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2009
NRG ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
211 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)
(609) 524-4500
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreements
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1.A
EX-10.1.B
EX-10.2
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreements
     Effective May 1, 2009, NRG Retail LLC (“NRG Retail”) a wholly owned subsidiary of NRG Energy, Inc. (“NRG”), completed its $287.5 million acquisition of the membership interests of the Texas electric retail business operations (“Reliant Retail”) of RRI Energy, Inc. (formerly known as Reliant Energy, Inc., “RRI”), pursuant to the terms of the LLC Membership Interest Purchase Agreement between RRI and NRG Retail, dated February 28, 2009 (previously filed as Exhibit 10.1 to NRG’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009) (the “Purchase Agreement”). The press release announcing the transaction is filed as Exhibit 99.1 to the Current Report and incorporated herein by reference.
     As part of the purchase of Reliant Retail:
•	Reliant Energy Power Supply, LLC (“REPS”), along with RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, and RE Retail Receivables, LLC (each such limited liability company, a wholly-owned subsidiary of NRG), entered into an amendment and restatement of Reliant Retail’s existing credit sleeve and reimbursement agreement (the “Credit Sleeve Agreement”) with Merrill Lynch Commodities, Inc. (‘ML Commodities”) and Merrill Lynch & Co., Inc. (“ML” and, together with ML Commodities, “Merrill Lynch”). In accordance with the Credit Sleeve Agreement, Merrill Lynch has agreed to provide, on behalf of REPS, guarantees and the posting of collateral to counterparties in existing and certain future supply and hedging transactions. The credit sleeve arrangement is limited to a term of 18 months. The obligations of REPS under the Credit Sleeve Agreement are secured by first liens on (1) substantially all of the assets of REPS and its subsidiaries as well as (2) substantially all of the assets of each of RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC and RE Retail Receivables, LLC. The obligations of REPS under the Credit Sleeve Agreement are non-recourse to NRG and its other non-pledgor subsidiaries.

•	NRG, Reliant Energy Retail Holdings, LLC (“RERH”), NRG Retail LLC and RERH Holdings, LLC (each such limited liability company, a wholly-owned subsidiary of NRG) entered into a contingent contribution agreement with Merrill Lynch Commodities, Inc. (the “Contribution Agreement”) which obligated NRG to make a capital contribution of $200,000,000 cash to RERH on the closing date and requires NRG to make additional specified cash capital contributions in six months and/or 18 months if the Merrill Lynch entities’ exposure under the Credit Sleeve Agreement exceeds certain identified levels.
     The descriptions of the Credit Sleeve Agreement and the Contribution Agreement are qualified in their entirety by reference to such exhibits, set forth in Item 9.01(d) below.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant
     The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d)      Exhibits

Exhibit Number	Description

10.1A	Amended and Restated Credit Sleeve and Reimbursement Agreement, dated May 1, 2009, among Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, Merrill Lynch Commodities, Inc. and Merrill Lynch & Co., Inc.

10.1B	Schedules and Exhibits to the Amended and Restated Credit Sleeve and Reimbursement Agreement, dated May 1, 2009 (Portions of this Exhibit have been omitted pursuant to a request for confidential treatment).

10.2	Contingent Contribution Agreement, dated May 1, 2009, among NRG Energy, Inc., NRG Retail LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC and Merrill Lynch Commodities, Inc..

99.1	Press Release dated May 1, 2009.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG ENERGY, INC.
Date: May 6, 2009	/s/ Michael Bramnick
	Name:	Michael Bramnick
	Title:	Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description

10.1A	Amended and Restated Credit Sleeve and Reimbursement Agreement, dated May 1, 2009, among Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, Merrill Lynch Commodities, Inc. and Merrill Lynch & Co., Inc.

10.1B	Schedules and Exhibits to the Amended and Restated Credit Sleeve and Reimbursement Agreement, dated May 1, 2009 (Portions of this Exhibit have been omitted pursuant to a request for confidential treatment).

10.2	Contingent Contribution Agreement, dated May 1, 2009, among NRG Energy, Inc., NRG Retail LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC and Merrill Lynch Commodities, Inc.

99.1	Press Release dated May 1, 2009.